UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2019

Cole Credit Property Trust V, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55437	46-1958593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Cole Credit Property Trust V, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on June 26, 2019.
The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on Schedule 14A on April 17, 2019.

Proposal No. 1 — The Election of Five Directors to Hold Office Until the 2020 Annual Meeting of Stockholders and Until Their Successors are Duly Elected and Qualify

All of the director nominees listed below were elected by the Company’s stockholders to hold office until the next annual meeting of stockholders in 2020 and until his respective successor has been duly elected and qualifies or until his earlier resignation or removal as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Avraham Shemesh	6,257,657	427,469	679,990	1,655,670
Marcus E. Bromley	6,330,825	388,421	645,870	1,655,670
Robert A. Gary, IV	6,339,469	377,282	648,365	1,655,670
Calvin E. Hollis	6,348,885	378,797	637,434	1,655,670
Richard S. Ressler	6,345,160	389,304	630,652	1,655,670

Proposal No. 2 — The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

The Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,307,736	219,495	493,555	N/A

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2019	COLE CREDIT PROPERTY TRUST V, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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